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EXHIBIT 10.1


                  [RAPTOR NETWORKS TECHNOLOGY, INC. LETTERHEAD]

                                 August 8, 2005



DMK Investments, LLC                             Transglobal Investments, LLC
14 Morning Dove                                  12362 Knott Street
Laguna Niguel, CA  92677                         Garden Grove, CA  92841

Uptrend Investment, Inc.
26732 Bridlewood Drive
Laguna Hills, CA  92653

         Re: Intent to enter into amendment regarding Series C Warrants, Series D Warrants and Registration Rights Agreement
                  ---------------------------------------------------

Dear Investors:

         The purpose of this letter (the "Letter") is to set forth the intentions of Raptor Networks Technology, Inc., a Colorado corporation (the "Company") and DMK Investments, LLC, Transglobal Investments, LLC, and Uptrend Investment, Inc. (collectively, the "Investors") with respect to proposed amendments to the Series C Warrants, Series D Warrants and Registration Rights Agreement entered into between the Company and the respective Investors on or around June 1, 2004 (collectively, the "Agreements"), as set forth herein, copies of which Agreements are attached hereto as Exhibit A, Exhibit B and Exhibit C, respectively.

         1. AMENDMENTS TO THE SERIES C WARRANTS. The Company and each of the Investors shall enter into an amendment to the Series C Warrants that expressly acknowledges that the anti-dilution provisions of the Series C Warrants (including, without limitation, the last sentence of Section 4(d) of the Series C Warrants regarding a proportional increase in the number of shares of the Company's common stock into which the Series C Warrants are exercisable) were not triggered by the Company's repricing of the Series C Warrants from $3.00 per share to $1.25 per share on or around August 13, 2004, and will not be triggered by any future repricing of the Series C Warrants that is mutually agreed to by the Company and the Investors, should such future repricing occur.

         2. AMENDMENTS TO THE SERIES D WARRANTS. The Company and each of the Investors shall enter into an amendment to the Series D Warrants that:

                  2.1 reduces the exercise price of the Series D Warrants from $3.50 per share to $0.50 per share effective as of the date of the amendment;




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DMK Investments, LLC
Uptrend Investment, Inc.
Transglobal Investments, LLC
August 8, 2005
Page -2-


                  2.2 waives any and all right to anti-dilution protection the Investors might otherwise be entitled to as a result of (i) any issuance or deemed issuance of securities by the Company prior to, or as of, the date of the amendment and (ii) any future issuance or deemed issuance of securities by the Company in conjunction with its private placement as currently being conducted, and

                  2.3 in order to correct an apparent typo, amends the parenthetical clause at the end of the first sentence of Section 6(c)(i)(A) of the Series D Warrants by replacing it with the following:
         "(which, in the case of a deemed issuance or sale, shall be calculated in accordance with subparagraph (iii) below)."

         3. AMENDMENTS TO THE REGISTRATION RIGHTS AGREEMENT. The Company and each of the Investors shall enter into an amendment to the Registration Rights Agreement that:

                  3.1 waives any and all penalties the Investors might otherwise be entitled to as a result of the Company failing to file a registration statement in accordance with the deadlines set forth in the Registration Rights Agreement;

                  3.2 establishes new Company obligations with respect to the filing of a registration statement covering the shares of the Company's common stock purchased by the Investors on or around June 1, 2004 (the "Purchased Shares"), as well as the shares of the Company's common stock underlying the Series C Warrants and Series D Warrants (collectively, the "Registrable Securities"). These new obligations shall supercede any registration requirement pursuant to the original terms of the Registration Rights Agreement and shall require that the Company register the Registrable Securities in the same registration statement filed in conjunction with the Company's private placement currently being conducted. The Company shall be obligated to file the registration statement within sixty (60) days after the final closing of the private placement. For every day the Company is late in filing the registration statement beyond such sixty (60) days, the Company shall issue to the Investors, on a pro rata basis, additional shares of the Company's common stock in an amount equal to one percent (1%) of the Purchased Shares until such Registrable Securities are first eligible for sale under Rule 144 (as defined below) . The Company shall use its commercially reasonable best efforts to cause the registration statement to become effective and remain effective until the earlier to occur of (i) the date on which all of the Registrable Securities have been publicly sold pursuant to either the registration statement or Rule 144 of the of the Securities Act of 1933 ("Rule 144"), (ii) the date on which all of the Registrable Securities remaining to be sold under the registration statement (in the reasonable opinion of counsel to the holder of the Registrable Securities) may be immediately sold to the public under Rule 144(k) or any successor provision, or (iii) a period of two years from the date the registration statement is filed with the Securities and Exchange Commission; and

                  3.3 expressly acknowledges that the Investors consent to the Registrable Securities being registered in the same registration statement along with such other securities of the Company as the Company, in its sole determination, deems appropriate.





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DMK Investments, LLC
Uptrend Investment, Inc.
Transglobal Investments, LLC
August 8, 2005
Page -3-


         4. INTENT. It is understood that the provisions of this Letter are intended to be legally binding obligations that set forth the principal terms of amendments that shall be entered into between the Company and each of the Investors; provided, however, that this Letter shall have no force or effect unless (i) signed by all of the Investors and the Company by September 30, 2005, (ii) approved by the unanimous consent of the Company's Board of Directors and (iii) approved by the unanimous consent of the Company's Audit Committee.

         5. GOVERNING LAW. This Letter and any matter or dispute relating thereto shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflict of law.

         6. COUNTERPARTS. This letter may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7. FACSIMILE SIGNATURES. Any party may execute this Letter by facsimile signature and the other parties shall be entitled to rely on such facsimile signature as evidence that this Letter has been duly executed by such party.

         8. AUTHORITY. Each of the undersigned hereby represents that its respective Board of Directors (or similar governing body) has approved this Letter and authorized its execution by the undersigned.

         If you agree with these principal terms, as outlined above, please sign and deliver to the Company the enclosed copy of this Letter. If we do not receive such signed copy from all Investors by September 30, 2005, this letter shall be null and void. The execution of this Letter by the persons whose name appear below, constitutes a representation on the part of such persons that such person is authorized and empowered to provide such consent on behalf of the entity whose name appears below.

                                            Very truly yours,

                                            /s/ Thomas M. Wittenschlaeger

                                            Thomas M. Wittenschlaeger, President


           [ACCEPTED AND AGREED TO BY SIGNATURE ON THE FOLLOWING PAGE]





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DMK Investments, LLC
Uptrend Investment, Inc.
Transglobal Investments, LLC
August 8, 2005
Page -4-



ACCEPTED AND AGREED TO
this 20th day of September, 2005.

Raptor Networks Technology, Inc.

By:  /s/ Thomas M. Wittenschlaeger
     ----------------------------------
     Its: CEO

DMK Investments, LLC

By:  /s/ Albert Wong
     ----------------------------------
     Its: Manager

Transglobal Investments, LLC

By:  /s/ Andrew Su
     ----------------------------------
     Its: Manager/Member

Uptrend Investment, Inc.

By:  /s/ Catherine L. Chin
     ----------------------------------
     Its: President